GUARANTY AGREEMENT

(Corporate)

This GUARANTY AGREEMENT is dated as of June 30, 2015, but made effective as of October 13, 2015 (as amended, restated or modified from time to time, the “Guaranty”), and is made by GREEN ENDEAVORS, INC., a corporation incorporated under the laws of the State of Utah, LANDIS SALONS, INC., a corporation incorporated under the laws of the State of Utah, LANDIS SALONS II, INC., a corporation incorporated under the laws of the State of Utah, DIVERSIFIED MANAGEMENT SERVICES, INC., a corporation incorporated under the laws of the State of Utah, WASATCH CAPITAL CORPORATION, a corporation incorporated under the laws of the State of Utah, DOWNTOWN DEVELOPMENT CORPORATION, a corporation incorporated under the laws of the State of Utah, WG PRODUCTIONS COMPANY, a corporation incorporated under the laws of the State of Utah, LANDIS EXPERIENCE CENTER, LLC, a limited liability company organized under the laws of the State of Utah, SLIDE THE CITY, LLC, a limited liability company organized under the laws of the State of Utah, SLIDE THE CITY FRANCHISING, LLC, a limited liability company organized under the laws of the State of Utah, LANTERN FEST, LLC, a limited liability company organized under the laws of the State of Utah, and REDLINE ENTERTAINMENT, INC., a corporation incorporated under the laws of the State of Utah, SLIDE THE CITY CANADA, LLC, a limited liability company organized under the laws of the State of Utah, SPRINGBOK HOLDINGS, LLC, a limited liability company organized under the laws of the State of Utah, COLOR ME RAD, LLC, a limited liability company organized under the laws of the State of Utah, THE DIRTY DASH, LLC, a limited liability company organized under the laws of the State of Utah, SPRINGBOK SLIDE THE CITY, LLC, a limited liability company organized under the laws of the State of Utah, SPRINGBOK FRANCHISING, LLC, a limited liability company organized under the laws of the State of Utah, and SPRINGBOK MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Utah (each of the foregoing parties hereinafter referred to separately as a “Guarantor” and collectively as the “Guarantors”), in favor of TCA GLOBAL CREDIT MASTER FUND, LP, a limited partnership organized and existing under the laws of the Cayman Islands (the “Lender”).

WHEREAS, pursuant to a Credit Agreement dated of even date herewith (the “Credit Agreement”) by and between SACK LUNCH PRODUCTIONS, INC., a Utah corporation (the “Borrower”), certain additional Credit Parties, and the Lender, the Borrower desires to borrow funds and obtain financial accommodations from Lender (such financial accommodations hereinafter referred to as the “Loan”); and

WHEREAS, in order to induce Lender to enter into the Loan with the Borrower, and with full knowledge that Lender would not enter into this Loan without this Guaranty, Guarantors, jointly and severally), have agreed to execute and deliver this Guaranty to Lender, for the benefit of Lender, as security for the Obligations; and

WHEREAS, Guarantors will significantly benefit from the Borrower obtaining the Loan from the Lender;

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NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties each intending to be legally bound, hereby do agree as follows:

1.       OBLIGATIONS GUARANTEED

Guarantors, jointly and severally, hereby guarantee and become surety to Lender for the full, prompt and unconditional payment of the Obligations, when and as the same shall become due, whether at the stated maturity date, by acceleration or otherwise, and the full, prompt and unconditional performance of each term and condition to be performed by Borrower under the Credit Agreement and other Loan Documents. This Guaranty is a primary obligation of Guarantors and shall be a continuing inexhaustible Guaranty. This is a guaranty of payment and not of collection. Lender may require Guarantors to pay and perform their liabilities and obligations under this Guaranty and may proceed immediately against Guarantors without being required to bring any proceeding or take any action against Borrower or any other Person prior thereto; the liability of Guarantors hereunder being independent of and separate from the liability of Borrower, any other guarantor, any other Person, and the availability of other Collateral security for the Loan and the other Loan Documents.

2.       DEFINITIONS

All capitalized terms used in this Guaranty that are defined in the Credit Agreement shall have the meanings assigned to them in the Credit Agreement, unless the context of this Guaranty requires otherwise.

3.       REPRESENTATIONS AND WARRANTIES. Each Guarantor represents and warrants to Lender as follows:

3.1.       Organization, Powers. Each Guarantor is duly incorporated or organized and validly exists and is in good standing under their respective jurisdiction of organization. Each Guarantor has the power and authority to own its properties and assets and to carry on its business as now being conducted and as now contemplated and has the power and authority to execute, deliver and perform and by all necessary action has authorized the execution, delivery and performance of, all of its obligations under this Guaranty and any other Loan Documents to which it is a party.

3.2.       Execution of Guaranty. This Guaranty, and each of the other Loan Documents to which any Guarantor is a party, have been duly executed and delivered by each Guarantor. Execution, delivery and performance of this Guaranty and each of the other Loan Documents to which each Guarantor is a party, will not: (i) violate any provision of any law, rule or regulation, any judgment, order, writ, decree or other instrument of any Governmental Authority, or any provision of any contract or other instrument to which the Guarantor is a party or by which the Guarantor or any of its properties or assets are bound; (ii) result in the creation or imposition of any Lien, claim or other encumbrance of any nature or kind, other than the Liens created by the Loan Documents; and (iii) require any consent from, exemption of, or filing or registration with, any Governmental Authority or any other Person, other than any filings in connection with the Liens created by the Loan Documents.

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3.3.       Obligations of Guarantors. This Guaranty and all other Loan Documents to which any Guarantor is a party, are the legal, valid and binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights generally or by equitable principles which may affect the availability of specific performance and other equitable remedies. The Loan made by Lender and the assumption by Guarantors of their obligations hereunder and under any other Loan Documents to which a Guarantor is a party will result in material benefits to the Guarantors. This Guaranty was entered into by Guarantors for commercial purposes.

3.4.       Litigation. There is no demand, claim, suit, action, litigation, investigation, audit, study, arbitration, administrative hearing, or any other Proceeding of any nature whatsoever at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of any Guarantor, threatened, against or affecting any Guarantor or any of their properties, assets or rights which, if adversely determined, would materially impair or affect: (i) the value of any Collateral securing the Obligations; (ii) any Guarantor’s right to carry on its business substantially as now conducted (and as now contemplated); (iii) any Guarantor’s financial condition; (iv) any Guarantor’s capacity to consummate and perform its obligations under this Guaranty or any other Loan Documents to which any Guarantor is a party; or (v) that would otherwise result in a Material Adverse Effect.

3.5.       No Defaults. No Guarantor is in default beyond the expiration of any applicable grace or cure periods, in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained herein or in any contract or other instrument to which any Guarantor is a party or by which any Guarantor or any of their properties or assets are bound.

3.6.       No Untrue Statements. To the knowledge of each Guarantor, no Loan Documents or other document, certificate or statement furnished to Lender by or on behalf of Borrower or Guarantors contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. Each Guarantor acknowledges that all such statements, representations and warranties shall be deemed to have been relied upon by Lender as an inducement in providing the Loan.

4.       NO LIMITATION OF LIABILITY

4.1.       Each Guarantor acknowledges that the obligations undertaken herein involve the guaranty of obligations of a Person other than Guarantors and, in full recognition of that fact, each Guarantor consents and agrees that Lender may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness of this Guaranty: (i) change the manner, place or terms of payment of (including, without limitation, any increase or decrease in the principal amount of the Obligations or the interest rate), and/or change or extend the time for payment of, or renew, supplement or modify, any of the Obligations, any security therefor, or any of the Loan Documents evidencing same, and the Guaranty herein made shall apply to the Obligations and the Loan Documents as so changed, extended, renewed, supplemented or modified; (ii) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order, any property securing the Obligations; (iii) supplement, modify, amend or waive, or enter into or give any agreement, approval, waiver or consent with respect to, any of the Obligations, or any part thereof, or any of the Loan Documents, or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (iv) exercise or refrain from exercising any rights against Borrower or other Persons (including Guarantors) or against any security for the Obligations; (v) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Obligations, or any part thereof; (vi) accept partial payments on the Obligations; (vii) receive and hold additional security or guaranties for the Obligations, or any part thereof; (viii) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Lender, in its sole and absolute discretion, may determine; (ix) add, release, settle, modify or discharge the obligation of any maker, endorser, guarantor, surety, obligor or any other Person who is in any way obligated for any of the Obligations, or any part thereof; (x) settle or compromise any Obligation, whether in a Proceeding or not, and whether voluntarily or involuntarily, dispose of any security therefor (with or without consideration and in whatever manner Lender deems appropriate), and subordinate the payment of any of the Obligations, whether or not due, to the payment of liabilities owing to creditors of Borrower other than Lender and Guarantors; (xi) consent to the merger, change or any other restructuring or termination of the corporate existence of Borrower or any other Person, and correspondingly restructure the Obligations, and any such merger, change, restructuring or termination shall not affect the liability of Guarantors or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Obligations; (xii) apply any sums it receives, by whomever paid or however realized, to any of the Obligations and/or (xiii) take any other action which might constitute a defense available to, or a discharge of, Borrower or any other Person (including Guarantors) in respect of the Obligations.

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4.2.       The invalidity, irregularity or unenforceability of all or any part of the Obligations or any Loan Documents, or the impairment or loss of any security therefor, whether caused by any action or inaction of Lender, or otherwise, shall not affect, impair or be a defense to any of the Guarantors’ obligations under this Guaranty.

4.3.       Upon the occurrence of any Event of Default, Lender may enforce this Guaranty independently of any other remedy, guaranty or security Lender at any time may have or hold in connection with the Obligations, and it shall not be necessary for Lender to marshal assets in favor of Borrower, any other guarantor of the Obligations or any other Person or to proceed upon or against and/or exhaust any security or remedy before proceeding to enforce this Guaranty. Each Guarantor expressly waives any right to require Lender to marshal assets in favor of Borrower or any other Person, or to proceed against Borrower or any other guarantor of the Obligations or any Collateral provided by any Person, and agrees that Lender may proceed against any obligor (including each Guarantor) and/or the Collateral in such order as Lender shall determine in its sole and absolute discretion. Lender may file a separate action or actions against any Guarantor, whether action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Each Guarantor agrees that Lender and Borrower may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between them, in any manner whatsoever, all without in any way altering or affecting the security of this Guaranty.

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4.4.       Each Guarantor expressly waives, to the fullest extent permitted by applicable law, any and all defenses which each Guarantor shall or may have as of the date hereof arising or asserted by reason of: (i) any disability or other defense of Borrower, or any other guarantor for the Obligations, with respect to the Obligations; (ii) the unenforceability or invalidity of any security for or guaranty of the Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations; (iii) the cessation for any cause whatsoever of the liability of Borrower, or any other guarantor of the Obligations (other than by reason of the full payment and performance of all Obligations (other than contingent indemnification obligations)); (iv) any failure of Lender to marshal assets in favor of Borrower or any other Person; (v) any failure of Lender to give notice of sale or other disposition of Collateral to Borrower or any other Person or any defect in any notice that may be given in connection with any sale or disposition of Collateral; (vi) any failure of Lender to comply with applicable laws in connection with the sale or other disposition of any Collateral or other security for any Obligations, including, without limitation, any failure of Lender to conduct a commercially reasonable sale or other disposition of any Collateral or other security for any Obligations; (vii) any act or omission of Lender or others that directly or indirectly results in or aids the discharge or release of Borrower or any other guarantor of the Obligations, or of any security or guaranty therefor by operation of law or otherwise; (viii) any law which provides that the obligation of a surety or guarantor must neither be larger in amount or in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation; (ix) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person; (x) the election by Lender, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code; (xi) any extension of credit or the grant of any lien under Section 364 of the United States Bankruptcy Code; (xii) any use of Collateral under Section 363 of the United States Bankruptcy Code; (xiii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person; (xiv) the avoidance of any lien or security interest in favor of Lender for any reason; (xv) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including without limitation any discharge of, or bar or stay against collecting, all or any of the Obligations (or any interest thereon) in or as a result of any such proceeding; or (xvi) any action taken by Lender that is authorized by this Section or any other provision of any Loan Documents. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Obligations.

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4.5.       This is a continuing guaranty and shall remain in full force and effect as to all of the Obligations until such date (the “Termination Date”) as all Obligations owing by the Credit Parties to Lender shall have been indefeasibly paid in full and for cash and all obligations of Borrower with respect to any of the Obligations shall have terminated or expired (other than contingent indemnification obligations).

5.       LIMITATION ON SUBROGATION

Until the Termination Date, each Guarantor waives any present or future right to which Guarantors are or may become entitled to be subrogated to Lender’s rights against Borrower or to seek contribution, reimbursement, indemnification, payment or the like, or participation in any claim, right or remedy of Lender against Borrower or any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises under contract, in equity, by statute, under common law or otherwise. If, notwithstanding such waiver, any funds or property shall be paid or transferred to any Guarantor on account of such subrogation, contribution, reimbursement, or indemnification at any time when all of the Obligations have not been paid in full, the Guarantors shall hold such funds or property in trust for Lender and shall forthwith pay over to Lender such funds and/or property to be applied by Lender to the Obligations.

6.       COVENANTS

6.1.       Financial Statements; Compliance Certificate. No later than ten (10) days after written request therefore from Lender, each Guarantor shall deliver to Lender: (a) financial statements disclosing all of Guarantor’s assets, liabilities, net worth, income and contingent liabilities, all in reasonable detail and in form acceptable to Lender, signed by the Guarantor, and certified by the Guarantor to Lender to be true, correct and complete in all material respects; (b) complete copies of federal tax returns, including all schedules, each of which shall be signed and certified by each Guarantor to be true and complete copies of such returns; and (c) such other information respecting the Guarantor as Lender may from time to time reasonably request.

6.2.       Subordination of Other Debts. Each Guarantor hereby: (a) subordinates the obligations now or hereafter owed by Borrower to the Guarantors (“Subordinated Debt”) to any and all Obligations of Borrower to Lender now or hereafter existing while this Guaranty is in effect, and hereby agree that the Guarantors will not request or accept payment of or any security for any part of the Subordinated Debt, and any proceeds of the Subordinated Debt paid to the Guarantors, through error or otherwise, shall immediately be forwarded to Lender by the Guarantors, properly endorsed to the order of Lender, to apply to the Obligations.

6.3.       Security for Guaranty. All of Guarantors’ obligations and liabilities evidenced by this Guaranty are also secured by all of the Collateral of the Guarantors pursuant to that certain Security Agreement by and between the Guarantors and Lender made of even date herewith (the “Security Agreement”). All of the agreements, conditions, covenants, provisions, representations, warranties and stipulations contained in the Security Agreement or any other Loan Documents to which Guarantors are a party which are to be kept and performed by the Guarantors are hereby made a part of this Guaranty to the same extent and with the same force and effect as if they were fully set forth herein, and the Guarantors covenant and agree to keep and perform them, or cause them to be kept or performed, strictly in accordance with their terms.

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7.       EVENTS OF DEFAULT

Each of the following shall constitute a default (each, an “Event of Default”) hereunder:

7.1.       The occurrence of any “Event of Default” (as defined in the Credit Agreement) under the Credit Agreement or any other Loan Documents, whether by Borrower, Guarantors or any other Credit Parties;

7.2.       A breach by any Guarantor of any term, covenant, condition, obligation or agreement under this Guaranty; and

7.3.       Any representation or warranty made by any Guarantor in this Guaranty shall prove to be false, incorrect or misleading in any material respect as of the date when made.

8.       REMEDIES.

8.1.       Upon the occurrence of an Event of Default, all liabilities and obligations of each Guarantor hereunder shall become immediately due and payable without demand or notice and, in addition to any other remedies provided by law or in equity, Lender may:

8.1.1.       Enforce the obligations of Guarantors under this Guaranty.

8.1.2.       To the extent not prohibited by and in addition to any other remedy provided by law or equity, setoff against any of the Obligations any sum owed by Lender in any capacity to Guarantors whether due or not.

8.1.3.       Perform any covenant or agreement of Guarantors in default hereunder (but without obligation to do so) and in that regard pay such money as may be required or as Lender may reasonably deem expedient. Any costs, expenses or fees, including reasonable attorneys’ fees and costs, incurred by Lender in connection with the foregoing shall be included in the Obligations guaranteed hereby, and shall be due and payable on demand, together with interest at the highest non-usurious rate permitted by applicable law, such interest to be calculated from the date of such advance to the date of repayment thereof. Any such action by Lender shall not be deemed to be a waiver or release of Guarantors hereunder and shall be without prejudice to any other right or remedy of Lender.

8.2.       Settlement of any claim by Lender against Borrower, whether in any Proceeding or not, and whether voluntary or involuntary, shall not reduce the amount due under the terms of this Guaranty, except to the extent of the amount actually paid by Borrower or any other obligated Person and legally retained by Lender in connection with the settlement (unless otherwise provided for herein).

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9.       MISCELLANEOUS.

9.1.       Disclosure of Financial Information. Lender is hereby authorized to disclose any financial or other information about any Guarantor to any Governmental Authority having jurisdiction over Lender or to any present, future or prospective participant or successor in interest in the Loan. The information provided may include, without limitation, amounts, terms, balances, payment history, return item history and any financial or other information about any Guarantor.

9.2.       Remedies Cumulative. The rights and remedies of Lender, as provided herein and in any other Loan Documents, shall be cumulative and concurrent, may be pursued separately, successively or together, may be exercised as often as occasion therefor shall arise, and shall be in addition to any other rights or remedies conferred upon Lender at law or in equity. The failure, at any one or more times, of Lender to exercise any such right or remedy shall in no event be construed as a waiver or release thereof. Lender shall have the right to take any action it deems appropriate without the necessity of resorting to any Collateral securing this Guaranty.

9.3.       Integration. This Guaranty and the other Loan Documents constitute the sole agreement of the parties with respect to the transactions contemplated hereby and thereby and supersede all oral negotiations and prior writings with respect thereto.

9.4.       Attorneys’ Fees and Expenses. If Lender retains the services of counsel by reason of a claim of an Event of Default hereunder or under any of the other Loan Documents, or on account of any matter involving this Guaranty, or for examination of matters subject to Lender’s approval under the Loan Documents, all costs of suit and all reasonable attorneys’ fees and such other reasonable expenses so incurred by Lender shall forthwith, on demand, become due and payable and shall be guaranteed hereby.

9.5.       No Implied Waiver. Lender shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Lender, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy on a subsequent event.

9.6.       Waiver. Except as otherwise provided herein or in any of the Loan Documents, each Guarantor waives notice of acceptance of this Guaranty and notice of the Obligations and waives notice of default, non-payment, partial payment, presentment, demand, protest, notice of protest or dishonor, and all other notices to which the Guarantor might otherwise be entitled or which might be required by law to be given by Lender. Each Guarantor waives the right to any stay of execution and the benefit of all exemption laws, to the extent permitted by law, and any other protection granted by law to guarantors, now or hereafter in effect with respect to any action or proceeding brought by Lender against it. Each Guarantor irrevocably waives all claims of waiver, release, surrender, alteration or compromise and the right to assert against Lender any defenses, set-offs, counterclaims, or claims that the Guarantor may have at any time against Borrower or any other party liable to Lender.

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9.7.       No Third Party Beneficiary. Except as otherwise provided herein, Guarantors and Lender do not intend the benefits of this Guaranty to inure to any third party and no third party (including Borrower) shall have any status, right or entitlement under this Guaranty.

9.8.       Partial Invalidity. The invalidity or unenforceability of any one or more provisions of this Guaranty shall not render any other provision invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

9.9.       Binding Effect. The covenants, conditions, waivers, releases and agreements contained in this Guaranty shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns; provided, however, that this Guaranty cannot be assigned by any Guarantor without the prior written consent of Lender, and any such assignment or attempted assignment by the Guarantor shall be void and of no effect with respect to the Lender.

9.10.       Modifications. This Guaranty may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

9.11.       Sales or Participations. Lender may from time to time sell or assign the Loan, in whole or in part, or grant participations in the Loan and/or the obligations evidenced thereby without the consent of Borrower or Guarantors (other than as provided in the Credit Agreement). The holder of any such sale, assignment or participation, if the applicable agreement between Lender and such holder so provides, shall be: (a) entitled to all of the rights, obligations and benefits of Lender (to the extent of such holder’s interest or participation); and (b) deemed to hold and may exercise the rights of setoff or banker’s lien with respect to any and all obligations of such holder to Guarantors (to the extent of such holder’s interest or participation), in each case as fully as though Guarantors were directly indebted to such holder. Lender may in its discretion give notice to Guarantors of such sale, assignment or participation; however, the failure to give such notice shall not affect any of Lender’s or such holder’s rights hereunder.

9.12.       MANDATORY FORUM SELECTION. TO INDUCE LENDER TO MAKE THE LOAN, GUARANTORS IRREVOCABLY AGREE THAT ANY DISPUTE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH, DIRECTLY OR INDIRECTLY, THIS AGREEMENT OR RELATED TO ANY MATTER WHICH IS THE SUBJECT OF OR INCIDENTAL TO THIS AGREEMENT ANY OTHER LOAN DOCUMENTS, OR THE COLLATERAL (WHETHER OR NOT SUCH CLAIM IS BASED UPON BREACH OF CONTRACT OR TORT) SHALL, EXCEPT AS HEREINAFTER PROVIDED, BE SUBJECT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN BROWARD COUNTY, FLORIDA; PROVIDED, HOWEVER, LENDER MAY, AT LENDER’S SOLE OPTION, ELECT TO BRING ANY ACTION IN ANY OTHER JURISDICTION. THIS PROVISION IS INTENDED TO BE A “MANDATORY” FORUM SELECTION CLAUSE AND GOVERNED BY AND INTERPRETED CONSISTENT WITH FLORIDA LAW. GUARANTORS HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING ITS SITUS IN SAID COUNTY (OR TO ANY OTHER JURISDICTION OR VENUE, IF LENDER SO ELECTS), AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS. GUARANTORS HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENT THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO GUARANTORS, AS SET FORTH HEREIN OR IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE.

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9.13.       Notices. All notices, requests and demands to or upon Lender or Guarantors, to be effective, shall be delivered in the manner and addressed at the applicable address set forth in the Credit Agreement. Each of the Guarantors agrees and acknowledges that notice to each of them may be sent and delivered to the Borrower, as required under the Credit Agreement, and such notice to the Borrower shall be deemed valid and effective notice to Guarantors hereunder.

9.14.       Governing Law. Except in the case of the Mandatory Forum Selection clause set forth in Section 9.12 hereof, this Guaranty shall be governed by and construed in accordance with the substantive laws of the State of Nevada without reference to conflict of laws principles.

9.15.       Joint and Several Liability. The word “Guarantor” or “Guarantors” shall mean all of the undersigned Persons, if more than one, and their liability shall be joint and several. The liability of Guarantors shall also be joint and several with the liability of any other guarantor or obligor of the Obligations, under any other guaranty or other Loan Documents.

9.16.       Continuing Enforcement. If, after receipt of any payment of all or any part of the Obligations, Lender is compelled or reasonably agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Guaranty shall continue in full force and effect or be reinstated, as the case may be, and Guarantors shall be liable for, and shall indemnify, defend and hold harmless Lender with respect to the full amount so surrendered. The provisions of this Section shall survive the termination of this Guaranty and shall remain effective notwithstanding the payment of the Obligations, the cancellation or conversion of the Loan, this Guaranty or any other Loan Document, the release of any security interest, lien or encumbrance securing the Obligations or any other action which Lender may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action shall be deemed to have been conditioned upon any payment of the Obligations having become final and irrevocable.

9.17.       WAIVER OF JURY TRIAL. GUARANTORS AGREE THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY LENDER OR GUARANTORS ON OR WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. LENDER AND GUARANTORS HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, LENDER AND GUARANTORS WAIVE ANY RIGHT THEY MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. GUARANTORS ACKNOWLEDGE AND AGREE THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS GUARANTY AND THAT LENDER WOULD NOT HAVE MADE THIS LOAN IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS GUARANTY.

9.18.       Increase in Obligations. This Guaranty shall secure payment of the Obligations, as the amount of such Obligations may increase from time to time in accordance with the terms and provisions of the Loan Documents, and all of the Obligations, as so increased from time to time, shall be and are guaranteed hereby.

[Signatures on the Following Page]

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IN WITNESS WHEREOF, Guarantors, intending to be legally bound, have duly executed and delivered this Guaranty Agreement as of the day and year first above written.

GREEN ENDEAVORS, INC.,
a Utah corporation

By:	/s/ Richard Surber
Name:	Richard Surber
Title:	President

STATE OF UTAH______ )

SS.

COUNTY OF SALT LAKE_ )

The foregoing instrument was acknowledged before me this 12th day of October, 2015 by Richard Surber, who is the CEO of Green Endeavors, Inc., a Utah corporation, on behalf of such entity. He/She is personally known to me or has produced __________________________ as identification.

My Commission Expires:

/s/ Michael Golightly
Notary Public
Comm. No. 672477	Michael Golightly
My Comm. Expires Jan 21, 2018	Name of Notary typed or printed

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IN WITNESS WHEREOF, Guarantors, intending to be legally bound, have duly executed and delivered this Guaranty Agreement as of the day and year first above written.

LANDIS SALONS, INC.,

a Utah corporation

By:	/s/ Richard Surber
Name:
Title:

STATE OFUTAH________ )

SS.

COUNTY OF SALT LAKE_ )

The foregoing instrument was acknowledged before me this 12th day of Oct., 2015 by Richard Surber, who is the President of Landis Salons, Inc., a Utah corporation, on behalf of such entity. He/She is personally known to me or has produced __________________________ as identification.

My Commission Expires: Jan. 21, 2018 Comm. No. 672477

/s/ Michael Golightly
Notary Public

Name of Notary typed or printed

12

IN WITNESS WHEREOF, Guarantors, intending to be legally bound, have duly executed and delivered this Guaranty Agreement as of the day and year first above written.

LANDIS SALONS II, INC.,

a Utah corporation

By:	/s/ Richard Surber
Name:
Title:

STATE OF UTAH______    )

SS.

COUNTY OF SALT LAKE_ )

The foregoing instrument was acknowledged before me this 12th day of Oct., 2015 by Richard Surber, who is the President of Landis Salons II, Inc., a Utah corporation, on behalf of such entity. He/She is personally known to me or has produced __________________________ as identification.

My Commission Expires: Jan. 21, 2018 Comm. No. 672477

/s/ Michael Golightly
Notary Public

Name of Notary typed or printed

13

IN WITNESS WHEREOF, Guarantors, intending to be legally bound, have duly executed and delivered this Guaranty Agreement as of the day and year first above written.

DIVERSIFIED MANAGEMENT SERVICES,

INC., a Utah corporation

By:	/s/ Richard Surber
Name:
Title:

STATE OF UTAH______   )

SS.

COUNTY OF SALT LAKE_ )

The foregoing instrument was acknowledged before me this 12th day of Oct., 2015 by Richard Surber, who is the President of Diversified Management Services, Inc., a Utah corporation, on behalf of such entity. He/She is personally known to me or has produced __________________________ as identification.

My Commission Expires: Jan. 21, 2018 Comm. No. 672477

/s/ Michael Golightly
Notary Public

Name of Notary typed or printed

14

IN WITNESS WHEREOF, Guarantors, intending to be legally bound, have duly executed and delivered this Guaranty Agreement as of the day and year first above written.

WASATCH CAPITAL CORPORATION,

a Utah corporation

By:	/s/ Richard Surber
Name:
Title:

STATE OF UTAH_____      )

SS.

COUNTY OF SALT LAKE_ )

The foregoing instrument was acknowledged before me this 12th day of Oct., 2015 by Richard Surber, who is the President of Wasatch Capital Corporation, a Utah corporation, on behalf of such entity. He/She is personally known to me or has produced __________________________ as identification.

My Commission Expires: Jan. 21, 2018 Comm. No. 672477

/s/ Michael Golightly
Notary Public

Name of Notary typed or printed

15

IN WITNESS WHEREOF, Guarantors, intending to be legally bound, have duly executed and delivered this Guaranty Agreement as of the day and year first above written.

DOWNTOWN DEVELOPMENT CORPORATION,

a Utah corporation

By:	/s/ Richard Surber
Name:
Title:

STATE OF UTAH ____     )

SS.

COUNTY OF SALT LAKE )

The foregoing instrument was acknowledged before me this 12th day of Oct., 2015 by Richard Surber, who is the President of Downtown Development Corporation, a Utah corporation, on behalf of such entity. He/She is personally known to me or has produced __________________________ as identification.

My Commission Expires: Jan. 21, 2018 Comm. No. 672477

/s/ Michael Golightly
Notary Public

Name of Notary typed or printed

16

IN WITNESS WHEREOF, Guarantors, intending to be legally bound, have duly executed and delivered this Guaranty Agreement as of the day and year first above written.

WG PRODUCTIONS COMPANY,

a Utah corporation

By:	/s/ Richard Surber
Name:
Title:

STATE OF UTAH____        )

SS.

COUNTY OF SALT LAKE_ )

The foregoing instrument was acknowledged before me this 12th day of Oct., 2015 by Richard Surber, who is the President of WG Productions Company, a Utah corporation, on behalf of such entity. He/She is personally known to me or has produced __________________________ as identification.

My Commission Expires: Jan. 21, 2018 Comm. No. 672477

/s/ Michael Golightly
Notary Public

Name of Notary typed or printed

17

IN WITNESS WHEREOF, Guarantors, intending to be legally bound, have duly executed and delivered this Guaranty Agreement as of the day and year first above written.

LANDIS EXPERIENCE CENTER, LLC,

a Utah limited liability company

By:	/s/ Richard Surber
Name:
Title:

STATE OF UTAH______   )

SS.

COUNTY OF SALT LAKE_ )

The foregoing instrument was acknowledged before me this 12th day of Oct., 2015 by Richard Surber, who is the Manager of Landis Experience Center, LLC, a Utah limited liability company, on behalf of such entity. He/She is personally known to me or has produced __________________________ as identification.

My Commission Expires: Jan. 21, 2018 Comm. No. 672477

/s/ Michael Golightly
Notary Public

Name of Notary typed or printed

18

IN WITNESS WHEREOF, Guarantors, intending to be legally bound, have duly executed and delivered this Guaranty Agreement as of the day and year first above written.

SLIDE THE CITY, LLC,

a Utah limited liability company

By:	/s/ David Wulf
Name:
Title:

STATE OF UTAH____        )

SS.

COUNTY OF SALT LAKE_ )

The foregoing instrument was acknowledged before me this 13th day of Oct., 2015 by David Wulf, who is the Manager of Slide the City, LLC, a Utah limited liability company, on behalf of such entity. He/She is personally known to me or has produced __________________________ as identification.

My Commission Expires: Jan. 21, 2018 Comm. No. 672477

/s/ Michael Golightly
Notary Public

Name of Notary typed or printed

19

IN WITNESS WHEREOF, Guarantors, intending to be legally bound, have duly executed and delivered this Guaranty Agreement as of the day and year first above written.

SLIDE THE CITY FRANCHISING, LLC,

a Utah limited liability company

By:	/s/ David Wulf
Name:
Title:

STATE OF UTAH____        )

SS.

COUNTY OF SALT LAKE_ )

The foregoing instrument was acknowledged before me this 13th day of Oct., 2015 by David Wulf, who is the Manager of Slide the City Franchising, LLC, a Utah limited liability company, on behalf of such entity. He/She is personally known to me or has produced __________________________ as identification.

My Commission Expires: Jan. 21, 2018 Comm. No. 672477

/s/ Michael Golightly
Notary Public

Name of Notary typed or printed

20

IN WITNESS WHEREOF, Guarantors, intending to be legally bound, have duly executed and delivered this Guaranty Agreement as of the day and year first above written.

LANTERN FEST, LLC,

a Utah limited liability company

By:	/s/ David Wulf
Name:
Title:

STATE OF UTAH______   )

SS.

COUNTY OF SALT LAKE_ )

The foregoing instrument was acknowledged before me this 13th day of Oct., 2015 by David Wulf, who is the Manager of Lantern Fest, LLC, a Utah limited liability company, on behalf of such entity. He/She is personally known to me or has produced __________________________ as identification.

My Commission Expires: Jan. 21, 2018 Comm. No. 672477

/s/ Michael Golightly
Notary Public

Name of Notary typed or printed

21

IN WITNESS WHEREOF, Guarantors, intending to be legally bound, have duly executed and delivered this Guaranty Agreement as of the day and year first above written.

REDLINE ENTERTAINMENT, INC.,

a Utah corporation

By:	/s/ Richard Surber
Name:
Title:

STATE OF UTAH_               )

SS.

COUNTY OF SALT LAKE_ )

The foregoing instrument was acknowledged before me this 12th day of Oct., 2015 by Richard Surber, who is the President of Redline Entertainment, Inc., a Utah corporation, on behalf of such entity. He/She is personally known to me or has produced __________________________ as identification.

My Commission Expires: Jan. 21, 2018 Comm. No. 672477

/s/ Michael Golightly
Notary Public

Name of Notary typed or printed

22

IN WITNESS WHEREOF, Guarantors, intending to be legally bound, have duly executed and delivered this Guaranty Agreement as of the day and year first above written.

SLIDE THE CITY CANADA, LLC,

a Utah limited liability company

By:	/s/ David Wulf
Name:
Title:

STATE OF UTAH____        )

SS.

COUNTY OF SALT LAKE_ )

The foregoing instrument was acknowledged before me this 13th day of Oct., 2015 by David Wulf, who is the Manager of Slide the City Canada, LLC, a Utah limited liability company, on behalf of such entity. He/She is personally known to me or has produced __________________________ as identification.

My Commission Expires: Jan. 21, 2018 Comm. No. 672477

/s/ Michael Golightly
Notary Public

Name of Notary typed or printed

23

IN WITNESS WHEREOF, Guarantors, intending to be legally bound, have duly executed and delivered this Guaranty Agreement as of the day and year first above written.

SPRINGBOK HOLDINGS, LLC,

a Utah limited liability company

By:	Richard Surber
Name:
Title:

STATE OF UTAH____        )

SS.

COUNTY OF SALT LAKE_ )

The foregoing instrument was acknowledged before me this 12th day of Oct., 2015 by Richard Surber, who is the Manager of Springbok Holdings, LLC, a Utah limited liability company, on behalf of such entity. He/She is personally known to me or has produced __________________________ as identification.

My Commission Expires: Jan. 21, 2018 Comm. No. 672477

/s/ Michel Golightly
Notary Public

Name of Notary typed or printed

24

IN WITNESS WHEREOF, Guarantors, intending to be legally bound, have duly executed and delivered this Guaranty Agreement as of the day and year first above written.

COLOR ME RAD, LLC,

a Utah limited liability company

By:	/s/ Richard Surber
Name:
Title:

STATE OF UTAH_              )

SS.

COUNTY OF SALT LAKE_)

The foregoing instrument was acknowledged before me this 12th day of Oct., 2015 by Richard Surber, who is the Manager of Color Me Rad, LLC, a Utah limited liability company, on behalf of such entity. He/She is personally known to me or has produced __________________________ as identification.

My Commission Expires: Jan. 21, 2018 Comm. No. 672477

/s/ Michael Golightly
Notary Public

Name of Notary typed or printed

25

IN WITNESS WHEREOF, Guarantors, intending to be legally bound, have duly executed and delivered this Guaranty Agreement as of the day and year first above written.

THE DIRTY DASH, LLC,

a Utah limited liability company

By:	/s/ Richard Surber
Name:
Title:

STATE OF UTAH______   )

SS.

COUNTY OF SALT LAKE_ )

The foregoing instrument was acknowledged before me this 12th day of Oct., 2015 by Richard Surber, who is the Manager of The Dirty Dash, LLC, a Utah limited liability company, on behalf of such entity. He/She is personally known to me or has produced __________________________ as identification.

My Commission Expires: Jan. 21, 2018 Comm. No. 672477

/s/ Michael Golightly
Notary Public

Name of Notary typed or printed

26

IN WITNESS WHEREOF, Guarantors, intending to be legally bound, have duly executed and delivered this Guaranty Agreement as of the day and year first above written.

SPRINGBOK SLIDE THE CITY, LLC,

a Utah limited liability company

By:	Richard Surber
Name:
Title:

STATE OF UTAH____        )

SS.

COUNTY OF SALT LAKE_ )

The foregoing instrument was acknowledged before me this 12th day of Oct., 2015 by Richard Surber, who is the Manager of Springbok Slide the City, LLC, a Utah limited liability company, on behalf of such entity. He/She is personally known to me or has produced __________________________ as identification.

My Commission Expires: Jan. 21, 2018 Comm. No. 672477

/s/ Michael Golightly
Notary Public

Name of Notary typed or printed

27

IN WITNESS WHEREOF, Guarantors, intending to be legally bound, have duly executed and delivered this Guaranty Agreement as of the day and year first above written.

SPRINGBOK FRANCHISING, LLC,

a Utah limited liability company

By:	/s/ Richard Surber
Name:
Title:

STATE OF UTAH_ )

SS.

COUNTY OF SALT LAKE_ )

The foregoing instrument was acknowledged before me this 12th day of Oct., 2015 by Richard Surber, who is the Manager of Springbok Franchising, LLC, a Utah limited liability company, on behalf of such entity. He/She is personally known to me or has produced __________________________ as identification.

My Commission Expires: Jan. 21, 2018 Comm. No. 672477

/s/ Michael Golightly
Notary Public

Name of Notary typed or printed

28

IN WITNESS WHEREOF, Guarantors, intending to be legally bound, have duly executed and delivered this Guaranty Agreement as of the day and year first above written.

SPRINGBOK MANAGEMENT, LLC,

a Utah limited liability company

By:	/s/ Richard Surber
Name:
Title:

STATE OF UTAH_ )

SS.

COUNTY OF SALT LAKE_ )

The foregoing instrument was acknowledged before me this 12th day of Oct., 2015 by Richard Surber, who is the Manager of Springbok Management, LLC, a Utah limited liability company, on behalf of such entity. He/She is personally known to me or has produced __________________________ as identification.

My Commission Expires: Jan. 21, 2018 Comm. No. 672477

/s/ Michael Golightly
Notary Public

Name of Notary typed or printed

29